UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Investment Commentary and

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Value Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market outlook

As a long-time private pilot, I think a lot about tailwinds and headwinds. I’m sure many of you have noticed that the westerly flow of the jet stream makes for a much quicker flight when travelling from west to east across the country. You may have also noticed that turbulence often makes for a bumpy flight when entering and exiting a powerful jet stream. In a similar fashion, financial markets are constantly buffeted by tailwinds and headwinds and moving with or against prevailing market currents has a profound impact on investor returns.

Over the last several years, the biggest market current has come from the strong forces of deleveraging in most major developed economies. Deleveraging is a powerful headwind to real economic growth, and has generated macro storms and extreme equity market volatility. To offset the forces of deleveraging, central bank policy has targeted near zero short-term interest rates. This interest rate backdrop along with equity market volatility are powerful tailwinds for fixed-income markets, which have enjoyed several years of historically elevated investor inflows in the third decade of a bond bull market run. Conversely, equity markets have endured an equally powerful headwind as stocks provided the primary source of funds for inflows to fixed-income markets. Quite simply, equities thrive on confidence in the future, and deleveraging-driven pessimism has starved the markets of optimism.

Fortunately, unlike physical winds, prevailing market currents and trends are inevitably shifted by valuation extremes and the excesses of the capital investment cycle. With real interest rates in the U.S. providing historically skimpy, and in many cases negative real returns, the fixed-income market appears to be at an unattractive extreme. At the same time, the potential or expected return to equities relative to risk-free interest rates, known as the equity-risk premium, is near multi-decade highs. Valuation is almost never a good timing tool, but the relative return advantage to equities suggests a potentially powerful long-term tailwind is brewing. Indeed, despite the continued challenge of equity fund outflows, U.S. equity returns over the past three years have rivaled those of previous equity market recoveries which unfolded during much more optimistic periods.

How can this be? Although equity outflows have continued to push stock market valuations lower, the phenomenal

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Value Trust	III

fundamental performance of U.S. companies has counteracted the drag from outflows. In essence, U.S. companies have created their own tailwinds at the business level by managing expenses aggressively, and by driving efficiency gains through low-cost manufacturing and technology deployment. The overall result has been record returns on equity for U.S. companies, record free cash flow generation and record high cash levels. Increasingly, managements are using this cash to grow dividends and buy back their stock, which has created marginal buying demand for U.S. equities. In many ways, cash utilization for buybacks and dividends is supplanting what would have normally been higher capital spending in previous cycles. This creates shareholder value, especially when shares are bought well below business value. However, in another sign that macroeconomic headwinds have eroded confidence in the future, while companies are deploying cash for buybacks and dividends, they are unwilling to do so at a pace sufficient to diminish the cash hoard that continues to build at a couple hundred billion per year.

When this market recovery began roughly three years ago, investors feared the ultimate headwind in the guise of another great depression. Instead, we only ended up with a great recession and a grindingly slow recovery. Even so, this sure did beat expectations. Looking forward, investor expectations are still ruled by pessimism, as macro concerns have continually outweighed strong company fundamentals.

The level of investor skepticism in many cases is so high that prevailing U.S. equity valuations discount very little future growth and a high risk that the record cash balances will be frittered away — a reasonable concern based on historic management behavior. We strongly believe this skepticism, however, is opening large gaps between stock prices and business values that are exploitable by valuation managers, like us. Especially when we invest in a stock whose management is profiting from investor skepticism by buying back stock below business value, or allaying the skepticism by returning the cash via a growing dividend.

There are also two powerful U.S. economic tailwinds that could profoundly shift the current macroeconomic malaise: The housing market appears to be in the early stages of recovery, which should add meaningfully to economic growth over the next several years and growing domestic energy supplies, primarily from shale gas and oil, are opening up a manufacturing cost advantage for U.S.-based energy-intensive industries. This shift in relative energy costs should help propel domestic industry job growth, and should dramatically reduce the current account deficit. Taken together these two bright spots could add several percentage points to U.S. real gross domestic producti growth, which is certainly not embedded in current expectations for U.S. equities.

Just as a capable pilot seeks the right altitudes to minimize headwinds and maximize tailwinds, we have positioned Value Trust to take full advantage of current valuation opportunities and the inevitable shifts in market winds. We continue to believe the three cheapest areas of the market are the Health Care, Technology and Financials sectors. Accordingly, these are the Fund’s three biggest sector overweights. We also have partnered with management teams that are maximizing shareholder value, via share buybacks below business value and through cash flow supported dividend growth. Finally, we have minimized the Fund’s exposure to most commodity-driven sectors, such as

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Value Trust

Investment commentary (cont’d)

Energy and Materials, which we believe now face growing headwinds as a decade of double-digit price increases comes to an end.

Overall, the valuation opportunities create the potential for good Fund returns even without a tailwind. However, we are greedy about making the most of an eventual shift from investor pessimism to optimism, which will ultimately allow equity valuations to start to rise from their current valley of skepticism.

We greatly appreciate your continued support and confidence.

Sincerely,

Samuel M. Peters, CFA

Portfolio Manager

May 15, 2012

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2012 were: Information Technology (24.0%), Financials (18.2%), Health Care (15.8%), Consumer Discretionary (15.3%) and Industrials (10.2%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2012

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Value Trust for the six-month reporting period ended April 30, 2012.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2012 are presented below, along with those of the Fund’s unmanaged benchmark, the S&P 500 Indexi, and Lipper peer group:

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Capital Management Value Trust:
Class A	12.05%
Class C	11.62%
Class R	11.77%
Class FI	12.00%
Class I	12.14%
S&P 500 Index	12.77%
Lipper Large-Cap Core Funds Category Average[1]	11.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.01%, 1.78%, 1.39%, 1.10% and 0.77%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,072 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Letter to our shareholders (cont’d)

Special shareholder notice

As previously announced, the Fund’s Board approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a series of a Maryland statutory trust, Legg Mason Global Asset Management Trust. The reorganization occurred on February 29, 2012. Prior to February 29, 2012, the Fund was organized as a series of a Maryland corporation named Legg Mason Capital Management Value Trust, Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

May 31, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. Additional risks may include those risks associated with investing in fixed-income and high-yield securities, small- and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.05%	$1,000.00	$1,120.50	1.03%	$5.43	Class A	5.00%	$1,000.00	$1,019.74	1.03%	$5.17
Class C	11.62	1,000.00	1,116.20	1.82	9.58	Class C	5.00	1,000.00	1,015.81	1.82	9.12
Class R	11.77	1,000.00	1,117.70	1.52	8.00	Class R	5.00	1,000.00	1,017.30	1.52	7.62
Class FI	12.00	1,000.00	1,120.00	1.14	6.01	Class FI	5.00	1,000.00	1,019.19	1.14	5.72
Class I	12.14	1,000.00	1,121.40	0.86	4.54	Class I	5.00	1,000.00	1,020.59	0.86	4.32

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Capital Management Value Trust

Security	Shares	Value
Common Stocks — 96.9%
Consumer Discretionary — 13.8%
Automobiles — 2.3%
Ford Motor Co.	5,000,000	$56,400,000
Hotels, Restaurants & Leisure — 2.0%
Yum! Brands Inc.	675,000	49,092,750
Household Durables — 1.5%
Stanley Black & Decker Inc.	500,000	36,580,000
Internet & Catalog Retail — 3.4%
Amazon.com Inc.	280,000	64,932,000	*
Groupon Inc.	1,700,000	18,207,000	*
Total Internet & Catalog Retail		83,139,000
Media — 2.1%
Time Warner Inc.	1,400,000	52,444,000
Specialty Retail — 2.5%
Lowe’s Cos. Inc.	1,900,000	59,793,000
Total Consumer Discretionary		337,448,750
Consumer Staples — 8.4%
Beverages — 2.2%
PepsiCo Inc.	800,000	52,800,000
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	800,000	35,696,000
Household Products — 2.0%
Colgate-Palmolive Co.	500,000	49,470,000
Tobacco — 2.7%
Philip Morris International Inc.	750,000	67,132,500
Total Consumer Staples		205,098,500
Energy — 6.5%
Oil, Gas & Consumable Fuels — 6.5%
BP PLC, ADR	1,000,000	43,410,000
Chevron Corp.	600,000	63,936,000
ConocoPhillips	700,000	50,141,000
Total Energy		157,487,000
Financials — 18.2%
Capital Markets — 2.4%
BlackRock Inc.	300,000	57,474,000
Commercial Banks — 4.1%
Fifth Third Bancorp	3,000,000	42,690,000
Wells Fargo & Co.	1,700,000	56,831,000
Total Commercial Banks		99,521,000

See Notes to Financial Statements.

6	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Capital Management Value Trust

Security	Shares	Value
Diversified Financial Services — 4.4%
Citigroup Inc.	1,200,000	$39,648,000
JPMorgan Chase & Co.	1,600,000	68,768,000
Total Diversified Financial Services		108,416,000
Insurance — 5.0%
AFLAC Inc.	1,100,000	49,544,000
MetLife Inc.	2,000,000	72,060,000
Total Insurance		121,604,000
Real Estate Investment Trusts (REITs) — 2.3%
Annaly Capital Management Inc.	3,400,000	55,488,000
Total Financials		442,503,000
Health Care — 15.8%
Biotechnology — 1.5%
Celgene Corp.	500,000	36,460,000	*
Health Care Equipment & Supplies — 2.0%
Medtronic Inc.	1,300,000	49,660,000
Health Care Providers & Services — 3.5%
Aetna Inc.	800,000	35,232,000
UnitedHealth Group Inc.	900,000	50,535,000
Total Health Care Providers & Services		85,767,000
Pharmaceuticals — 8.8%
Abbott Laboratories	800,000	49,648,000
Johnson & Johnson	825,000	53,699,250
Pfizer Inc.	3,000,000	68,790,000
Teva Pharmaceutical Industries Ltd., ADR	900,000	41,166,000
Total Pharmaceuticals		213,303,250
Total Health Care		385,190,250
Industrials — 10.2%
Airlines — 2.1%
United Continental Holdings Inc.	2,300,000	50,416,000	*
Industrial Conglomerates — 4.6%
General Electric Co.	3,500,000	68,530,000
United Technologies Corp.	550,000	44,902,000
Total Industrial Conglomerates		113,432,000
Machinery — 1.7%
Parker Hannifin Corp.	475,000	41,652,750
Road & Rail — 1.8%
Norfolk Southern Corp.	600,000	43,758,000
Total Industrials		249,258,750

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	7

Legg Mason Capital Management Value Trust

Security		Shares	Value
Information Technology — 24.0%
Communications Equipment — 3.5%
Cisco Systems Inc.		2,400,000	$48,360,000
QUALCOMM Inc.		600,000	38,304,000
Total Communications Equipment			86,664,000
Computers & Peripherals — 7.0%
Apple Inc.		200,000	116,848,000	*
EMC Corp.		1,900,000	53,599,000	*
Total Computers & Peripherals			170,447,000
Internet Software & Services — 4.3%
eBay Inc.		1,500,000	61,575,000	*
Google Inc., Class A Shares		70,000	42,366,100	*
Total Internet Software & Services			103,941,100
IT Services — 3.2%
Cognizant Technology Solutions Corp., Class A Shares		500,000	36,660,000	*
International Business Machines Corp.		200,000	41,416,000
Total IT Services			78,076,000
Semiconductors & Semiconductor Equipment — 3.5%
Marvell Technology Group Ltd.		3,500,000	52,535,000	*
Texas Instruments Inc.		1,000,000	31,940,000
Total Semiconductors & Semiconductor Equipment			84,475,000
Software — 2.5%
Microsoft Corp.		1,900,000	60,838,000
Total Information Technology			584,441,100
Total Common Stocks (Cost — $1,723,533,439)			2,361,427,350

	Rate
Convertible Preferred Stocks — 1.5%
Consumer Discretionary — 1.5%
Automobiles — 1.5%
General Motors Co. (Cost—$38,939,149)	4.750%	910,000	35,526,400
Total Investments — 98.4% (Cost — $1,762,472,588#)			2,396,953,750
Other Assets in Excess of Liabilities — 1.6%			39,061,219
Total Net Assets — 100.0%			$2,436,014,969

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

8	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $1,762,472,588)	$2,396,953,750
Cash	16,693,543
Receivable for securities sold	36,972,754
Dividends receivable	1,726,375
Receivable for Fund shares sold	726,006
Prepaid expenses	92,130
Other assets	115,796
Total Assets	2,453,280,354

Liabilities:
Payable for Fund shares repurchased	7,965,571
Payable for securities purchased	4,441,743
Service and/or distribution fees payable	1,550,761
Investment management fee payable	1,361,891
Accrued expenses	1,945,419
Total Liabilities	17,265,385
Total Net Assets	$2,436,014,969

Net Assets:
Par value (Note 7)	$571
Paid-in capital in excess of par value	3,967,367,363
Undistributed net investment income	8,692,321
Accumulated net realized loss on investments	(2,174,526,448)
Net unrealized appreciation on investments	634,481,162
Total Net Assets	$2,436,014,969

Shares Outstanding:
Class A	2,276,812
Class C	46,196,472
Class R	290,811
Class FI	1,274,551
Class I	7,062,862

Net Asset Value:
Class A (and redemption price)	$42.09
Class C*	$41.58
Class R (and redemption price)	$46.79
Class FI (and redemption price)	$47.29
Class I (and redemption price)	$48.93
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$44.66

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Dividends	$29,648,875
Less: Foreign taxes withheld	(132,477)
Total Investment Income	29,516,398

Expenses:
Service and/or distribution fees (Notes 2 and 5)	9,442,287
Investment management fee (Note 2)	8,695,319
Transfer agent fees (Note 5)	1,841,247
Legal fees	200,060
Fund accounting fees	96,003
Trustees’ fees	58,545
Registration fees	53,782
Shareholder reports	40,069
Audit and tax	14,317
Insurance	10,889
Custody fees	5,704
Miscellaneous expenses	84,900
Total Expenses	20,543,122
Less: Expense reimbursements (Notes 2 and 5)	(82,807)
Net Expenses	20,460,315
Net Investment Income	9,056,083

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	173,212,844
Change in Net Unrealized Appreciation (Depreciation) From Investments	98,815,102
Net Gain on Investments	272,027,946
Increase in Net Assets from Operations	$281,084,029

See Notes to Financial Statements.

10	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income	$9,056,083	$6,342,636
Net realized gain	173,212,844	250,236,472
Change in net unrealized appreciation (depreciation)	98,815,102	(265,349,959)
Increase (Decrease) in Net Assets From Operations	281,084,029	(8,770,851)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,300,058)	—
Decrease in Net Assets From Distributions to Shareholders	(6,300,058)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	73,590,155	291,882,824
Reinvestment of distributions	5,719,109	—
Cost of shares repurchased	(725,222,025)	(1,692,625,577)
Net assets of shares issued in connection with merger (Note 8)	—	187,597,877
Decrease in Net Assets From Fund Share Transactions	(645,912,761)	(1,213,144,876)
Decrease in Net Assets	(371,128,790)	(1,221,915,727)

Net Assets:
Beginning of period	2,807,143,759	4,029,059,486
End of period*	$2,436,014,969	$2,807,143,759
* Includes undistributed net investment income of:	$8,692,321	$5,936,296

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011[3]	2010[3]	2009[3],4	2009[3],5

Net asset value, beginning of period	$37.86	$37.91	$34.24	$23.02	$24.02

Income (loss) from operations:
Net investment income (loss)	0.25	0.25	0.02	(0.01)	0.03
Net realized and unrealized gain (loss)	4.28	(0.30)	3.98	11.23	(1.03)
Total income (loss) from operations	4.53	(0.05)	4.00	11.22	(1.00)

Less distributions from:
Net investment income	(0.30)	—	(0.33)	—	—
Total distributions	(0.30)	—	(0.33)	—	—

Net asset value, end of period	$42.09	$37.86	$37.91	$34.24	$23.02
Total return[6]	12.05%	(0.13)%[7]	11.75%	48.74%	(4.16)%

Net assets, end of period (000s)	$95,832	$104,812	$117,534	$110,523	$66,066

Ratios to average net assets:
Gross expenses	1.04%[8]	1.01%	1.00%	1.03%[8]	1.06%[8]
Net expenses[9,10]	1.03 [8]	1.01	0.99	1.03 [8]	1.05 [8]
Net investment income (loss)	1.27 [8]	0.64	0.06	(0.06) [8]	0.89 [8]

Portfolio turnover rate	15%	47%	34%	4%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period ended April 1, 2009 through October 31, 2009.

[5]	For the period February 2, 2009 (inception date) to March 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (0.76)%.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$37.26	$37.60	$34.07	$23.00	$49.79	$71.57	$69.14

Income (loss) from operations:
Net investment income (loss)	0.09	(0.05)	(0.26)	(0.13)	0.01	(0.44)	(0.57)
Net realized and unrealized gain (loss)	4.24	(0.29)	3.97	11.20	(23.64)	(15.31)	3.00
Total income (loss) from operations	4.33	(0.34)	3.71	11.07	(23.63)	(15.75)	2.43

Less distributions from:
Net investment income	(0.01)	—	(0.18)	—	—	—	—
Net realized gains	—	—	—	—	(3.16)	(6.03)	—
Total distributions	(0.01)	—	(0.18)	—	(3.16)	(6.03)	—

Net asset value, end of period	$41.58	$37.26	$37.60	$34.07	$23.00	$49.79	$71.57
Total return[7]	11.62%	(0.90)%[8]	10.92%	48.13%	(50.55)%	(23.86)%	3.51%

Net assets, end of period (000s)	$1,920,728	$2,007,207	$2,501,637	$2,733,143	$2,007,158	$6,523,527	$11,111,284

Ratios to average net assets:
Gross expenses	1.82%[9]	1.78%	1.77%	1.70%[9]	1.72%	1.68%	1.70%
Net expenses[10,11]	1.82 [9]	1.77	1.76	1.69 [9]	1.72	1.68	1.69
Net investment income (loss)	0.48 [9]	(0.14)	(0.72)	(0.72) [9]	0.03	(0.64)	(0.84)

Portfolio turnover rate	15%	47%	34%	4%	22%	20%	11%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period ended April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.60)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2012[2]	2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,6]

Net asset value, beginning of period	$41.99	$42.22	$38.15	$25.70	$55.07	$78.21	$79.73

Income (loss) from operations:
Net investment income (loss)	0.18	0.09	(0.13)	(0.07)	0.15	(0.10)	(0.08)
Net realized and unrealized gain (loss)	4.75	(0.32)	4.45	12.52	(26.36)	(17.01)	(1.44)
Total income (loss) from operations	4.93	(0.23)	4.32	12.45	(26.21)	(17.11)	(1.52)

Less distributions from:
Net investment income	(0.13)	—	(0.25)	—	—	—	—
Net realized gains	—	—	—	—	(3.16)	(6.03)	—
Total distributions	(0.13)	—	(0.25)	—	(3.16)	(6.03)	—

Net asset value, end of period	$46.79	$41.99	$42.22	$38.15	$25.70	$55.07	$78.21
Total return[7]	11.77%	(0.54)%[8]	11.37%	48.45%	(50.37)%	(23.57)%	(1.92)%

Net assets, end of period (000s)	$13,607	$18,152	$32,715	$34,785	$23,260	$32,862	$608

Ratios to average net assets:
Gross expenses	1.53%[9]	1.39%	1.37%	1.32%[9]	1.36%	1.32%	6.25%[9]
Net expenses[10,11]	1.52 [9]	1.39	1.37	1.31 [9]	1.36	1.32	1.19 [9]
Net investment income (loss)	0.82 [9]	0.19	(0.32)	(0.34) [9]	0.38	(0.14)	(0.45) [9]

Portfolio turnover rate	15%	47%	34%	4%	22%	20%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period ended April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	For the period ended December 28, 2006 (inception date) to March 31, 2007.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.52)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$42.49	$42.58	$38.47	$25.86	$55.24	$78.23	$75.07

Income (loss) from operations:
Net investment income (loss)	0.28	0.22	(0.03)	(0.01)	0.28	0.00 [7]	(0.12)
Net realized and unrealized gain (loss)	4.79	(0.31)	4.47	12.62	(26.50)	(16.96)	3.28
Total income (loss) from operations	5.07	(0.09)	4.44	12.61	(26.22)	(16.96)	3.16

Less distributions from:
Net investment income	(0.27)	—	(0.33)	—	—	—	—
Net realized gains	—	—	—	—	(3.16)	(6.03)	—
Total distributions	(0.27)	—	(0.33)	—	(3.16)	(6.03)	—

Net asset value, end of period	$47.29	$42.49	$42.58	$38.47	$25.86	$55.24	$78.23
Total return[8]	12.00%	(0.21)%[9]	11.59%	48.76%	(50.23)%	(23.36)%	4.21%

Net assets, end of period (000s)	$60,271	$128,233	$304,132	$469,549	$325,572	$1,073,237	$2,210,274

Ratios to average net assets:
Gross expenses	1.14%[10]	1.10%	1.13%	1.03%[10]	1.06%	1.03%	1.03%
Net expenses[11,12]	1.14 [10]	1.09	1.12	1.03 [10]	1.06	1.03	1.03
Net investment income (loss)	1.28 [10]	0.50	(0.07)	(0.05) [10]	0.69	0.00 [13]	(0.17)

Portfolio turnover rate	15%	47%	34%	4%	22%	20%	11%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period ended April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.29)%.

[10]	Annualized.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects expense reimbursements.

[13]	Amount represents less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$44.04	$43.99	$39.67	$26.63	$56.63	$79.78	$76.30

Income (loss) from operations:
Net investment income	0.34	0.38	0.11	0.04	0.43	0.28	0.12
Net realized and unrealized gain (loss)	4.96	(0.33)	4.63	13.00	(27.27)	(17.40)	3.36
Total income (loss) from operations	5.30	0.05	4.74	13.04	(26.84)	(17.12)	3.48

Less distributions from:
Net investment income	(0.41)	—	(0.42)	—	—	—	—
Net realized gains	—	—	—	—	(3.16)	(6.03)	—
Total distributions	(0.41)	—	(0.42)	—	(3.16)	(6.03)	—

Net asset value, end of period	$48.93	$44.04	$43.99	$39.67	$26.63	$56.63	$79.78
Total return[7]	12.14%	0.11%[8]	12.01%	48.97%	(50.09)%	(23.10)%	4.56%

Net assets, end of period (000s)	$345,577	$548,740	$1,073,041	$1,137,741	$1,054,473	$4,564,643	$6,801,035

Ratios to average net assets:
Gross expenses	0.87%[9]	0.77%	0.80%	0.78%[9]	0.74%	0.69%	0.70%
Net expenses[10,11]	0.86 [9]	0.77	0.79	0.78 [9]	0.74	0.69	0.70
Net investment income	1.49 [9]	0.82	0.26	0.20 [9]	0.99	0.36	0.16

Portfolio turnover rate	15%	47%	34%	4%	22%	20%	11%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period ended April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.00)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Value Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On February 29, 2012, the Fund was reorganized as a new series of the Trust. Prior to February 29, 2012, the Fund was organized as a series of Legg Mason Capital Management Value Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	17

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$2,361,427,350	—	—	$2,361,427,350
Convertible preferred stocks	35,526,400	—	—	35,526,400
Total investments	$2,396,953,750	—	—	$2,396,953,750

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	19

To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended April 30, 2012, the Fund did not receive any commission rebates.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012 no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

20	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursments be made to the Fund for audit fees and compensation of the Fund’s independent trustees and certain other expenses.

During the six months ended April 30, 2012, expenses reimbursed amounted to $82,807.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 0.95% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	21

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$1,000	$24,000

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$382,010,251
Sales	1,059,489,999

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$679,238,735
Gross unrealized depreciation	(44,757,573)
Net unrealized appreciation	$634,481,162

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI shares of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’ average daily net assets, respectively, subject to the authority of

22	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI shares, respectively.

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$126,930	$30,100
Class C	9,181,582	1,417,115
Class R	36,570	22,448
Class FI	97,205	66,033
Class I	—	305,551
Total	$9,442,287	$1,841,247

For the six months ended April 30, 2012, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$3,301
Class C	62,923
Class R	471
Class FI	2,465
Class I	13,647
Total	$82,807

6. Distributions to shareholders by class

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$792,973	—
Class C	357,010	—
Class R	45,209	—
Class FI	402,425	—
Class I	4,702,441	—
Total	$6,300,058	—

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On February 29, 2012, the Fund was reorganized as a new series of the Trust.

Prior to February 29, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 450,000,000, 500,000,000, 100,000,000 and 450,000,000 shares of capital stock authorized with a par value of $0.001 for Class A, Class C, Class R, Class FI and Class I, respectively.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	23

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	48,765	$1,913,851	476,741	$18,864,141
Shares issued on reinvestment	19,742	741,139	—	—
Shares repurchased	(559,863)	(22,752,529)	(1,052,599)	(39,791,590)
Shares issued with merger	—	—	243,935	10,010,553
Net decrease	(491,356)	$(20,097,539)	(331,923)	$(10,916,896)

Class C
Shares sold	452,544	$17,740,649	1,310,942	$50,682,499
Shares issued on reinvestment	9,318	346,427	—	—
Shares repurchased	(8,131,283)	(315,666,979)	(18,061,096)	(699,405,281)
Shares issued with merger	—	—	4,084,664	165,650,632
Net decrease	(7,669,421)	$(297,579,903)	(12,665,490)	$(483,072,150)

Class R
Shares sold	34,287	$1,545,862	121,817	$5,413,703
Shares issued on reinvestment	1,082	45,209	—	—
Shares repurchased	(176,811)	(7,654,078)	(464,450)	(20,377,039)
Net decrease	(141,442)	$(6,063,007)	(342,633)	$(14,963,336)

Class FI
Shares sold	89,184	$3,929,155	601,872	$26,387,710
Shares issued on reinvestment	9,523	401,770	—	—
Shares repurchased	(1,842,091)	(79,687,799)	(4,726,053)	(212,830,958)
Net decrease	(1,743,384)	$(75,356,874)	(4,124,181)	$(186,443,248)

Class I
Shares sold	1,056,612	$48,460,638	4,162,442	$190,534,771
Shares issued on reinvestment	95,932	4,184,564	—	—
Shares repurchased	(6,549,501)	(299,460,640)	(16,345,294)	(720,220,709)
Shares issued with merger	—	—	250,422	11,936,692
Net decrease	(5,396,957)	$(246,815,438)	(11,932,430)	$(517,749,246)

8. Transfer of net assets

On April 21, 2011, the Fund acquired the assets and certain liabilities of Legg Mason Capital Management American Leading Companies Trust (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Capital Management American Leading Companies Trust	4,579,021	$187,597,877	$3,762,985,216

24	Legg Mason Capital Management Value Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C and Class I shares received 0.440092, 0.440673 and 0.396905 shares of the Fund’s Class A, Class C and Class I shares, respectively. The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $74,591,919, accumulated net realized loss of $43,129,699 and accumulated net investment loss of $67,963. Total net assets of the Fund immediately after the transfer were $3,950,583,093. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Pro forma results of operations of the combined entity for the year ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$6,091,333
Net realized gain	269,275,953
Change in net unrealized appreciation (depreciation)	(262,167,256)
Increase in net assets from operations	$13,200,030

Because the Acquired Fund and Fund have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 21, 2011.

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2012.

10. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $2,345,712,914, of which $972,844,011 expires in 2016 and $1,372,868,903 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Legg Mason Capital Management Value Trust 2012 Semi-Annual Report	25

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

26	Legg Mason Capital Management Value Trust

Board approval of investment advisory and management agreement (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received a presentation from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Agreement in an executive session held on November 16, 2011.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

Legg Mason Capital Management Value Trust	27

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that after a long-term history of outperformance for the Fund, a period of underperformance resulted in fifth quintile 1, 3, 5 and 10 year performance rankings as of June 30, 2011. In evaluating the Adviser’s performance, the Board concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and has experienced specific periods of significant underperformance, including during the extreme market and credit conditions in 2008 and 2009, which have negatively impacted performance. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps taken by the Adviser to improve performance and risk management. In addition, the Board considered that performance for the 1 and 3 year periods ended June 30, 2011 was improving relative to the prior periods, and that the Fund had outperformed its benchmark since the March 2009 market bottom. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account Fund expenses paid by the Adviser (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated

28	Legg Mason Capital Management Value Trust

Board approval of investment advisory and management agreement (unaudited) (cont’d)

advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were high (fifth quintile) with respect to the Lipper peer group but that actual expenses were lower than the Lipper expense group and expense universe averages. In addition, the Board received information comparing the Actual Management Fee to that of other relevant peer groups, which placed the Fund’s fee in line or lower than the average fee.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

At its February 2012 meeting to consider the proposed conversion of the Fund from a series of a Maryland corporation to a series of a Maryland statutory trust, the

Legg Mason Capital Management Value Trust	29

Board of Trustees of the Trust (consisting of the same individuals who served as directors of the Maryland corporation) approved an investment advisory and management agreement for the reorganized Fund that was identical in all material respects to the corporation’s investment advisory and management agreement.

Legg Mason Capital Management

Value Trust

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Value Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Value Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Value Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013672 6/12 SR12-1675

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	June 21, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	June 21, 2012